Summary of Significant Accounting Policies (Tables)	12 Months Ended
Dec. 31, 2017
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Summary of Property, Plant and Equipment Estimated Useful Lives

Except for components related to overhaul costs, the depreciation method of which has been described in the preceding paragraph, other depreciation of property, plant and equipment is calculated using the straight-line method to write off their costs to their residual values over their estimated useful lives, as follows:

Owned and finance leased aircraft and engines	15 to 20 years
Other flight equipment, including rotables	10 years
Buildings	8 to 45 years
Other property, plant and equipment	3 to 20 years

Summary of Investment Property Estimated Useful Lives	Depreciation is calculated on the straight-line basis to write off the cost to its residual value over its estimated useful life. The estimated useful lives are as follows:

Buildings	30 to 35 years